CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with  the Annual  Report  of Sunburst Acquisitions  III,  Inc. (the "Company") on  Form  10-KSB  for  the  period   ending   August 31,  2005  (the  "Report"), I, Scott MacCaughern, Principal Executive Officer of the   Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant  to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the  Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: December 9, 2005

/S/ Scott MacCaughern

Scott MacCaughern (Principal Executive Officer and Director)